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                                                                EXHIBIT 10.15


                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT

         This Series C Preferred Stock Purchase Agreement (this "AGREEMENT"), dated as of July 12, 1999 is entered into by and between VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the persons who become party to this Agreement by executing and delivering to the Company an Instrument of Adherence (an "INSTRUMENT OF ADHERENCE") in the form attached hereto as EXHIBIT A (the "PURCHASERS").

                                   WITNESSETH

         WHEREAS, the parties hereto desire to provide for the purchase and sale of up to 5,775,000 shares (the "SHARES") of the Company's Series C Convertible Preferred Stock, par value $.001 per share (the "SERIES C PREFERRED STOCK"), the rights, designations and preferences of which are set forth on EXHIBIT B hereto; and

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto, intending to be legally bound, agree as follows:

         1. PURCHASE AND SALE OF THE SHARES. Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to sell and issue to each Purchaser, and each Purchaser agrees to purchase from the Company, at a purchase price of $4.37 per share, that number of shares of Series C Preferred Stock listed above such Purchaser's name on such Purchaser's Instrument of Adherence, each such purchase and sale to occur at a Closing (as contemplated by Section 2 hereof).

         2.       MULTIPLE CLOSINGS, THE CLOSINGS.

                  2.1 MULTIPLE CLOSINGS. The Company is conducting an offering of up to 5,775,000 Shares (the "OFFERING"). The Company may, at its discretion, have two closings (each a "CLOSING," collectively, the "CLOSINGS," and the date of each thereof, a "CLOSING DATE") of the Offering; the second Closing to occur on or before July 21, 1999. There is no minimum amount of the Offering required to be sold in connection with either such Closing.

                  2.2 THE CLOSINGS. Each Closing of the purchase and sale of the Shares shall occur the offices of Bingham Dana LLP in Boston, Massachusetts. At each Closing, the Company shall issue and deliver to each Purchaser participating therein a stock certificate or certificates evidencing the Shares being issued and sold to such Purchaser, against delivery by such Purchaser of the purchase price therefor by certified or bank check payable to the order of the Company or wire transfer of immediately available funds to such account as the Company shall indicate prior to such Closing.

         3. REPRESENTATIONS OF THE COMPANY. Except as disclosed by the Company in the Exhibits and Schedules attached hereto, the Company hereby represents and warrants to the Purchasers as follows:


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              3.1 ORGANIZATION AND STANDING. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as now conducted and to enter into and perform the Series C Agreements (as defined below) and the transactions contemplated thereby. The Company is duly qualified to do business in and is in good standing in each state in which a failure to be so qualified would have a material adverse effect on the Company's financial condition or its ability to conduct its business in the manner now conducted. The Company has furnished to the Purchasers true and complete copies of its Certificate of Incorporation and By-laws, each as amended to date.

              3.2 CAPITALIZATION. The authorized capital stock of the Company immediately prior to the each of the Closing consists of (i) 30,000,000 shares of Class A Common Stock, par value $.001 per share (the "CLASS A COMMON STOCK"), of which 6,060,000 shares are issued and outstanding, (ii) 1,500,000 shares of Class B Common Stock, par value $.001 per share (the "CLASS B COMMON STOCK"), of which 1,500,000 shares are issued and outstanding, (iii) 1,256,875 shares of Series A Preferred Stock, par value $.001 per share (the "SERIES A PREFERRED STOCK"), of which 1,250,000 shares are issued and outstanding, (iv) 6,875,000 shares of Series B Preferred Stock, par value $.001 per share (the "SERIES B PREFERRED STOCK"), of which 6,562,500 shares are issued and outstanding, and (v) 5,775,000 shares of Series C Preferred Stock, none of which are issued and outstanding prior to the first Closing to occur. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and were issued in compliance with applicable federal and state securities laws. As of each Closing, the shares of Series A Preferred Stock and Series B Preferred Stock outstanding or subject to outstanding options, warrants or rights therefor are convertible into an aggregate of 3,770,625 and 6,600,000 shares of Class A Common Stock, respectively. As of each Closing, there are 2,685,000 shares of Class A Common Stock authorized for issuance pursuant to the Company's 1997 Stock Incentive Plan. Except as set forth in SCHEDULE 3.2.1 hereto, (a) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (b) there is not any commitment of the Company to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, and (c) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect hereof. All of the options, warrants and other rights or subscriptions for equity securities of the Company have been duly and validly authorized and issued and were issued in compliance with applicable federal and state securities laws. Except as set forth on SCHEDULE 3.2.2 hereto or as provided in this Agreement, the Amended Registration Rights Agreement (as defined in Section 5.6) and the Amended Shareholders Agreement (as defined in
Section 5.5), (A) no person or entity is entitled to (i) any preemptive or similar right with respect to the issuance or sale of any capital stock of the Company or (ii) any rights with respect to the registration of any capital stock of the Company under the Securities Act of 1933, as amended (the "SECURITIES ACT") and (B) there exists no agreement, written or oral, between the Company and any shareholders with respect to the voting, acquisition (including, without


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limitation, rights of first refusal or preemptive rights), or disposition of any capital stock of the Company.

              3.3 SUBSIDIARIES. Except as set forth on SCHEDULE 3.3 hereto (each entity identified thereon as a subsidiary of the Company being hereinafter referred to as a "SUBSIDIARY"), the Company has no subsidiaries and does not own or control, directly or indirectly, any interest in any other corporation, association or business entity. All of the outstanding equity securities of each of the Company's Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and such equity securities as are owned by the Company are owned directly by the Company, free and clear of any security interests (perfected or otherwise), claims, liens, or encumbrances. There are no outstanding options, warrants, equity securities or similar ownership interests, calls rights (including preemptive rights), commitments or agreements of any character to which the Company or any of its Subsidiaries is a party or by which they are bound obligating any Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of capital stock or similar ownership interests in such Subsidiary or obligating such Subsidiary to grant any such option, warrant, equity security, call, right, commitment or agreement.

              3.4 STOCKHOLDER LIST. SCHEDULE 3.4 contains a true and complete list of the stockholders of the Company, showing the number of shares of Common Stock or other securities of the Company held by each stockholder as of the date of this Agreement.

              3.5 ISSUANCE OF SHARES. The issuance, sale and delivery of the Shares in accordance with this Agreement and the reservation, issuance, sale and delivery of the shares issuable upon conversion of the Shares have been duly authorized by all requisite corporate action on the part of the Company, and the Shares, when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the shares of Class A Common Stock issuable upon conversion of the Shares, when issued upon such conversion in accordance with the Company's Certificate of Incorporation, will be duly and validly issued, fully paid, non-assessable and, subject to the accuracy of the Purchasers' representations and warranties herein, issued in compliance with applicable federal and state securities laws.

              3.6 AUTHORITY FOR AGREEMENT. The execution, delivery and performance by the Company of this Agreement, the Amended Shareholders' Agreement (as defined in Section 5.5), the Amended Registration Rights Agreement (as defined in Section 5.6) and the Management Rights Agreements (as defined in
Section 5.8) (collectively, the "SERIES C AGREEMENTS") have been duly authorized by all requisite corporate action, and each of the Series C Agreements has been duly executed and delivered by the Company. Each of the Series C Agreements constitutes the valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action legal or equitable. The execution and delivery of the Series C Agreements and performance of the transactions contemplated thereby and compliance with their provisions by the Company will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Company's Certificate of Incorporation or By-laws, each as amended to date, or any indenture, lease, agreement or other instrument to which the Company is a party or by which the Company or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company, except where any such violation, conflict, breach or default would not have a material adverse effect on the condition (financial or otherwise), business or properties of the Company.

              3.7 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of the Series C Agreements, the offer, issue, sale and delivery of the Shares, or the other transactions to be consummated at each Closing, except (i) the filing by the Company of a Form D with the Securities and Exchange Commission, which the Company hereby covenants to file within fifteen (15) days of the close of the offering, (ii) requisite filings with appropriate state securities authorities, if any, which the Company hereby covenants to make on a timely basis, and (iii) such filings as shall have been made prior to and shall be effective on and as of each Closing.

              3.8 LITIGATION. There is no action, suit, proceeding or investigation pending, or, to the best of the Company's knowledge, threatened against the Company, which might result, either individually or in the aggregate, in any material adverse change in the assets, condition (financial or otherwise), business or prospects of the Company or that would limit or impair the power or authority of the Company to enter into the Series C Agreements and consummate the transactions contemplated therein.

              3.9 ABSENCE OF LIABILITIES. Except as set forth on SCHEDULE 3.9 hereto, the Company does not have, as of the date hereof, any liabilities of any type which in the aggregate exceeded $50,000, whether absolute or contingent.

              3.10 PROPERTY AND ASSETS. The Company has good title to all of its material properties and assets as set forth on SCHEDULE 3.10 hereto and, except as set forth on such schedule, none of such properties or assets is subject to any mortgage, pledge, lien, security interest, lease, charge or encumbrance.

              3.11 PATENTS AND TRADEMARKS. SCHEDULE 3.11 hereto lists all the material patents, patent applications, trademarks, registered service marks, registered trademark and service mark applications, registered copyrights and patent and trademark licenses now owned or held by the Company (the "INTELLECTUAL PROPERTY"). The Intellectual Property includes all intellectual property necessary for the conduct of the Company's business. To the best of the Company's knowledge, the business as currently conducted or as proposed to be conducted by the Company will not cause the Company to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any employee is obligated under any contract (including any license, covenant or commitment of any nature), or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or would conflict with the Company's business as proposed to be conducted. There is no claim, suit, action or proceeding pending, or to the


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Company's knowledge of threatened, against the Company asserting that the
Company's use of any of its intellectual property infringes the rights of any other entity.

              3.12 INSURANCE. The Company maintains valid policies of workers' compensation insurance and of insurance with respect to its properties and business of the kinds and in the amounts not less than is customarily obtained by corporations of established reputation engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability and other risks.

              3.13 MATERIAL CONTRACTS AND OBLIGATIONS. Except as set forth on
SCHEDULE 3.13 hereto, there are no (i) agreements which require future expenditures by the Company in excess of $50,000, (ii) leases or rental agreements for real property or office space, (iii) employment or consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase or similar plans or arrangements, or (iv) material agreements between the Company and any stockholder, officer or director of the Company, or any "affiliate", or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act). The Company has delivered to the Purchaser true and complete copies of the foregoing agreements. All of such agreements and contracts are valid, binding and in full force and effect.

              3.14 ERISA. The Company maintains no employee benefit plans, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974.

              3.15 COMPLIANCE. The Company has, in all material respects, complied with all laws, regulations and orders applicable to its present and proposed business and has obtained all material permits and licenses required thereby, except where the failure to obtain such permits or licenses would not have a material adverse effect. There is no term or provision of any material mortgage, indenture, contract, agreement or instrument to which the Company is a party or by which it is bound or, to the knowledge of the Company, of any provision of any state or Federal judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company, which, in the absence of a material breach or violation of any such provision, law or judgment, decree or regulation, materially adversely affects the business, prospects, or operations of the Company or its properties or assets and the Company is not in material breach of any of the foregoing. To the best of the Company's knowledge, none of the employees of the Company is in violation of any term of any employment contract, patent or other proprietary information disclosure agreement or any other contract or agreement relating to the employment of such employee by the Company.

              3.16 EMPLOYEES. Except as set forth on SCHEDULE 3.16 hereto, each employee of the Company whose activities require access to confidential or proprietary information of the Company has executed and delivered to the Company a Proprietary Information and Inventions Agreement substantially in the form of EXHIBIT C hereto, and each such agreement is in full force and effect. None of the employees of the Company is represented by any labor union, and there is no labor strike or other labor trouble pending with respect to the Company or, to the best knowledge of the Company, threatened.

              3.17 BROKERS OR FINDERS. The Company has not entered into any arrangement that would cause any person to have any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker as a result of the consummation of the transactions contemplated by this Agreement. The Company agrees to indemnify and to hold harmless the Purchasers from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, partners, employees or representatives is responsible.

              3.18 DISCLOSURES. Neither this Agreement nor any Exhibit hereto, nor any agreement or document delivered by the Company to the Purchasers or their counsel in connection with the transactions contemplated by this Agreement contains or will contain any material misstatement of fact or omits or will omit to state a material fact necessary to make the statements continued herein or therein not misleading. Anything disclosed in any Schedules or Exhibits hereto shall be deemed disclosed in all other Schedules or Exhibits hereto.

              3.19 MINUTE BOOKS AND STOCK LEDGER. The minute books of the Company contain materially complete and accurate records of all meetings and other corporate action of the stockholders, Board of Directors, and committees thereof. The stock ledger of the Company is complete and accurate and reflects all issuances, transfers, repurchases, and cancellations of shares of the Company's capital stock.

              3.20. FINANCIAL STATEMENTS. The audited financial statements of the Company at and for the year ended December 31, 1998, and the unaudited financial statements of the Company at and for the five month period ending May 31, 1999 (collectively, the "COMPANY FINANCIAL STATEMENTS"), which are attached as SCHEDULE 3.20 hereto, are true, correct and complete in all material respects and present fairly, in conformity with generally accepted accounting principles consistently applied (except, that the unaudited financial statements do not contain all of the required footnotes and are subject to normal, recurring non-material year-end adjustments) the financial position of the Company at the dates indicated and the results of its operations for each of the periods indicated, except as otherwise set forth in the notes thereto. Except as set forth in the Company Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to May 31, 1999 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Company Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Company Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The books and records of the Company have been kept, and will be kept to the date of each Closing, in reasonable detail, and will fairly and accurately reflect in all material respects to the date of the Closing, the transactions of the Company.

              3.21 ABSENCE OF CERTAIN CHANGES. Since May 31, 1999 and except as disclosed elsewhere in this Agreement, there has not been:


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                  (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Company Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

                  (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

                  (c) any waiver by the Company of a valuable right or of a material debt owed to it;

                  (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

                  (e) any material change or amendment to a material contract or arrangement by which the Company or any of it assets or properties is bound or subject;

                  (f) any material change in any compensation arrangement or agreement with any employee;

                  (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

                  (h) any resignation or termination of employment of any key officer of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

                  (i) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

                  (j) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

                  (k) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                  (l) any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

                  (m) to the best of the Company's knowledge, any other event or condition of any character that might materially and adversely affect the assets, properties, financial condition, operating results of business of the Company (as such business is presently conducted and as it is proposed to be conducted); or

                  (n) any agreement of commitment by the Company to do any of the things described in this Section 3.21.


              3.22 TAX RETURNS. The Company has filed in correct form all tax returns and estimates (federal, state and local) required to be filed by it, and has paid all taxes shown to be due and payable on the returns or on any assessment received by the Company as well as all other taxes (federal, state and local) due and payable by it on or before the date hereof, other than state and local realty taxes which are payable but which are not yet due. Neither the Internal Revenue Service nor any state, local or foreign tax authority has not conducted an examination of any income tax returns of the Company. The amount shown on the Company Financial Statements as provision for taxes, if any, is sufficient in all material respects for payment of all accrued and unpaid federal, state, county, local, and foreign taxes for the period then ended and all prior periods.

              3.23 ENVIRONMENTAL MATTERS. The Company, to the best of its knowledge, is in compliance with all local, state and federal environmental statutes, laws, rules, regulations and permits, including but not limited to CERCLA. Except for acrylamide acrylic acid, caustic soda, methylene bisacrylamide used in manufacturing and common chemicals used by the in cleaning and materials processing, the Company has not, nor to the Company's knowledge have other parties, used, stored, disposed of or permitted any "hazardous substance" (as defined in CERCLA), petroleum hydrocarbon, polychlorinated biphenyl, asbestos or radioactive material (collectively, "HAZARDOUS SUBSTANCES") to remain at, on, in or under any of the property covered by any of the real property leases to which the Company is a party. The Company has not installed, used, or disposed of any asbestos or asbestos-containing material on, in or under any of the property covered by any of the real property leases to which it is a party.

              3.24 QUALIFIED SMALL BUSINESS. The Company qualifies as a "qualified small business" under Section 1202(d) of the Internal Revenue Code of 1986, as amended (the "CODE").

              3.25 YEAR 2000 COMPLIANCE. All of the Company's products, and, to the Company's knowledge after reasonable investigation, all of the Company's material information technology ("IT") systems and material non-IT embedded systems (including products, systems or technology currently under development) will record, store, process, calculate and present calendar dates falling on and after (and, if applicable, during spans of time including) September 9, 1999 and January 1, 2000, and will calculate any information dependent on or relating to such dates in the same manner, and with the same functionality, data integrity and performance, as the products, IT systems and non-IT embedded systems record, store, process, calculate and present, calendar dates on or before September 8, 1999 and December 31, 1999, or calculate any information dependent on or relating to such dates.

              3.26 RELATED-PARTY TRANSACTIONS. No employee, officer or director of the Company or member of such person's immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. None of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except employees, officers or directors of the Company and members of their immediate families may own less than 5% of the outstanding stock in a publicly traded company that may compete with the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

              3.27 REAL PROPERTY HOLDING CORPORATION. The Company is not a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code and any regulation promulgated thereunder.

         4. REPRESENTATIONS OF EACH PURCHASER. Each Purchaser, as to itself, represents and warrants to the Company as follows:

            4.1 AUTHORITY. It has full power and authority to enter into and to perform this Agreement, the Amended Shareholders Agreement and the Amended Registration Rights Agreement in accordance with their terms. If not a natural person, it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

            4.2 INVESTMENT PURPOSE. The Purchaser is acquiring Shares for its own account for the purpose of investment and not with a view to distribution or resale thereof.

            4.3 NO REGISTRATION. The Purchaser understands and agrees that the Shares have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and therefore, cannot be offered, sold or transferred unless they are registered under the Securities Act or an exemption from such registration is available.

            4.4 DEVELOPMENT-STAGE COMPANY. The Purchaser acknowledges and understands that the Company commenced operations in 1997.

            4.5 REQUISITE KNOWLEDGE. The Purchaser represents that it has such knowledge and experience in business and financial matters with respect to investments in securities of privately-held, development-stage companies so as to enable it to understand and evaluate the risks of the Purchaser's investment in the Shares and to form an investment decision with respect thereto.

            4.6 SUFFICIENCY OF INFORMATION. The Purchaser has been afforded the opportunity during the course of negotiating the transactions contemplated by this Agreement to ask questions of, and to secure such information from, the Company and its officers and directors as it deems necessary to evaluate the merits of entering into such transactions, and all information requested has been given and all questions asked were answered.

            4.7 ADEQUATE NET WORTH. The Purchaser represents that it has adequate net worth and means of providing for its current needs and personal contingencies to sustain a complete loss of its investment in the Shares. In particular, the Purchaser confirms that the amount of its investment in the Shares does not exceed 25% of its net worth (including, if the Purchaser is a natural person, the net worth of his or her spouse).

            4.8 ACCREDITED INVESTOR. The Purchaser hereby represents and warrants that the Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act, and acknowledges and understands that the Company is relying upon such representation and warranty to establish that an exemption from registration of the Shares under the Securities Act is available.

         5. CONDITIONS TO THE OBLIGATIONS OF EACH PURCHASER. The obligation of each Purchaser to purchase Shares at each Closing is subject to the fulfillment, or the waiver by such Purchaser, of each of the following conditions on or before each Closing Date:

            5.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 3 of this Agreement (except for such representations and warranties as are limited by their terms to an earlier specified date (which shall be true as of such date)) shall be true and correct in all respects on and as of each Closing Date with the same effect (including, without limitation, any qualifications therein with respect to materiality) as though such representations and warranties had been made on and as of that date.

            5.2 PERFORMANCE. The Company shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at each such Closing.

            5.3 OPINION OF COUNSEL. The Purchaser shall have received an opinion, substantially in the form of EXHIBIT D hereto, from Bingham Dana LLP, counsel to the Company, dated as of the date hereof, addressed to the Purchasers.

            5.4 CERTIFICATES AND DOCUMENTS. The Company shall have delivered to the Purchasers:

                (i) A copy of the Certificate of Incorporation of the Company, as amended and in effect as of the date hereof, certified by the Secretary or Assistant Secretary of the Company;

                (ii) A copy of the By-laws of the Company as amended and in effect as of the date hereof, certified by the Secretary or Assistant Secretary of the Company as of the date hereof;

                (iii) A copy of resolutions of the Board of Directors authorizing and approving all requisite matters in connection with this Agreement and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Company as of the date hereof;

                (iv) A certificate, as of a date reasonably proximate to the date hereof, as to the corporate good standing of the Company issued by the Secretary of State of the State of Delaware;

                (v) A certificate, as of the Closing Date, stating that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

            5.5 SHAREHOLDERS' AGREEMENT. The Second Amended and Restated Shareholders' Agreement, substantially in the form of EXHIBIT E hereto (the "AMENDED SHAREHOLDERS' AGREEMENT") shall have been executed and delivered by the Company and the holders of at least sixty percent (60%) of (i) the aggregate issued and outstanding shares of the Class A Common Stock and the Class B Common Stock and (ii) the issued and outstanding shares of the Series A Preferred Stock and Series B Preferred Stock.

            5.6 REGISTRATION RIGHTS AGREEMENT. The First Amended and Restated Registration Rights Agreement, substantially in the form of EXHIBIT F hereto (the "AMENDED REGISTRATION RIGHTS AGREEMENT") shall have been executed and delivered by the Company and the holders of at least a majority of the Registrable Shares (as defined in such Amended Registration Rights Agreement) outstanding immediately prior to the issuance of any of the Shares.

            5.7 AMENDMENT TO CERTIFICATE OF INCORPORATION. The Amendment to the Certificate of Incorporation in the form of EXHIBIT B shall have been executed by the Company and filed with the Secretary of State's office in Delaware.

            5.8 MANAGEMENT RIGHTS AGREEMENTS. The Company shall have executed and delivered to TCV III (Q), L.P., a Delaware limited partnership, and Integral Capital Partners IV, L.P., a Delaware limited partnership, a Management Rights Agreement in the form attached hereto as EXHIBIT G (together, the "MANAGEMENT RIGHTS AGREEMENTS").

            5.9 EMPLOYEE AGREEMENTS. Each employee of the Company shall have executed and delivered to the Company a Proprietary Information and Inventions Agreement substantially in the form of EXHIBIT C hereto.

         6. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligation of the Company to sell Shares to a Purchaser at each Closing is subject to the fulfillment, or waiver by the Company, of each of the following conditions on or before the Closing Date:

            6.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser contained in Section 4 shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

            6.2 ANCILLARY AGREEMENTS. The Purchaser shall become or shall have become a party to the Amended Shareholders' Agreement and the Amended Registration Rights Agreement.

            6.3 BLUE SKY APPROVALS. The Company and the Purchaser shall have received all requisite approvals and made any requisite filings with state Blue Sky authorities and any such approvals shall be in full force and effect on the Closing Date (other than filings required to be made after the Closing Date).

         7. LEGEND. Each Purchaser understands that the certificate or certificates evidencing Shares purchased by such Purchaser shall bear the following legends:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR (ii) RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, PLEDGE, HYPOTHECATION OF OTHER TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

         THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHICH SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     Each Purchaser further understands that the Company may place a stop-transfer order on any of the Shares with the Company's transfer agent.

         8. MISCELLANEOUS.

            8.1 NOTICES. All notices, requests, consents, and other communications hereunder shall be in writing and shall be deemed effectively given and received upon delivery in person, or one business day after delivery by national overnight courier service or by telecopier transmission with acknowledgment of transmission receipt, or three business days after deposit via certified or registered mail, return receipt requested, in each case addressed as follows:

                      (a)      if to the Company, to:

                                        VIP Calling, Inc.
                                        20 Second Avenue
                                        Burlington, MA  01803
                                        Fax:     781-505-7300
                                        Attention: Ofer Gneezy, President

                               with a copy to:

                                        Bingham Dana LLP
                                        150 Federal Street
                                        Boston, MA 02110
                                        Fax:     617-951-8736
                                        Attention:  David L. Engel, Esq.

                      (b) if to a Purchaser, to the address or addresses of such Purchaser set forth on the Instrument of Adherence executed and delivered to the Company by such Purchaser; with a copy to:

                                    Wilson, Sonsini, Goodrich & Rosati, P.C.
                                    650 Page Mill Road
                                    Palo Alto, CA 94302-1050
                                    Fax:  650-493-6811
                                    Attention: Francis S. Currie, Esq.

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other.

            8.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts made and to be performed entirely within the state without regard to principles of conflicts of law.

            8.3 ENTIRE AGREEMENT. This Agreement, including the Schedules and Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof and thereof. All Schedules and Exhibits hereto are hereby incorporated herein by reference.

            8.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              8.5     NO WAIVERS; AMENDMENTS.

                      (a) No failure or delay on the part of any party in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party at law or in equity or otherwise.

                      (b) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and Purchasers who, at any given time, hold at least a majority of the then outstanding shares of Series C Preferred Stock.

            8.6 SEVERABILITY. If any provision of this Agreement shall be declared void or unenforceable by a judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

            8.7 GENDER. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the person or persons, thing or entity may require.

            8.8 HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            8.9 EXPENSES. The Company shall be responsible for its own legal costs incurred in connection with the preparation, review and negotiation of the transactions contemplated by this Agreement and shall pay the legal costs of Wilson Sonsini Goodrich and Rosati, P.C., counsel to the Purchasers, up to an aggregate of $20,000.

            8.10 SURVIVABILITY. Notwithstanding any investigation conducted at any time with regards thereto by or on behalf of any Purchaser, all representations and warranties of the parties hereto, with the exception of the representations of the Company contained in Sections 3.2, 3.6 and 3.22, shall survive each Closing and shall remain in full force and effect through and until March 31, 2001.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

              IN WITNESS WHEREOF, the undersigned sets its hand under seal as of the day and year first above written.

                                                   COMPANY:

                                                   VIP CALLING, INC.



                                                   By: /s/ Ofer Gneezy
                                                      ---------------------
                                                            Ofer Gneezy
                                                            President

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, New Media Investors III, L.L.C., in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  517,784
                                                           -----------

                                  Signature: /s/ Gary Wilkinson
                                             -------------------------
                                             Managing Member

                                  Address:   c/o Bain & Company, Inc.
                                             -------------------------

                                             Two Copley Place
                                             -------------------------

                                             Boston, MA 02116
                                             -------------------------

                                  Fax No.:   617-572-3266
                                             -------------------------

                                  Date:      June 29, 1999
                                             -------------------------


Accepted:

VIP CALLING, INC.


By:
   -----------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Catherine E. VanderBrug, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:   16,865
                                                           ----------

                                  Signature: /s/ Catherine E. Vanderbrug
                                             ---------------------------

                                  Address:   23 Woodpark Circle
                                             ---------------------------

                                             Lexington, MA 02451
                                             ---------------------------

                                             ---------------------------

                                  Fax No.:
                                             ---------------------------

                                  Date:      July 12, 1999
                                             ---------------------------

Accepted:

VIP CALLING, INC.


By:
   --------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Barry N. Hurwitz, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  1,144
                                                            ------------

                                  Signature: /s/ Barry N. Hurwitz
                                             ---------------------------

                                  Address:   315 Central St.
                                             ---------------------------

                                             Newton, MA 02466
                                             ---------------------------

                                             ---------------------------

                                  Fax No.:   617-951-8736
                                             ---------------------------

                                  Date:
                                             ---------------------------

Accepted:

VIP CALLING, INC.


By:
   ----------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Integral Capital Partners IV, L.P., in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July ___, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                              No. of Shares Purchased: 1,137,761
                                                       ---------


                              INTEGRAL CAPITAL PARTNERS IV, L.P.

                              By Integral Capital Management IV, LLC, Its General Partner

                                       By: /s/ Pamela Hagenah
                                           ---------------------------
                                               A Manager

                              Address: 2750 Sand Hill Road
                                       Menlo Park, CA 94025

                              Fax No.: 650-233-0366


                              Date: July 12, 1999
                                    --------------------

Accepted:

VIP CALLING, INC.


By:_________________________________

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Integral Capital Partners IV MS Side Fund, L.P., in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July ___, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                              No. of Shares Purchased: 6,404
                                                       --------------------


                              INTEGRAL CAPITAL PARTNERS IV MS SIDE
                              FUND, L.P.

                              By       Integral Capital Partners NBT, LLC,
                                       Its Manager

                                       By: /s/ Pamela Hagenha
                                               --------------------------------
                                               A Manager

                              Address: 2750 Sand Hill Road
                                       Menlo Park, CA 94025
                              Fax No.: 650-233-0366

                              Date:    July 12, 1999
                                       -------------

Accepted:

VIP CALLING, INC.


By:_______________________________

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Michael J. Hughes, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:     4,577
                                                            -----------

                                  Signature: /s/ M.J. Hughes
                                             --------------------

                                  Address:   182 Pine Hill Rd.
                                             --------------------

                                             Boxboro, MA 01719
                                             --------------------

                                             --------------------

                                  Fax No.:   (781) 505-7325
                                             --------------------

                                  Date:      July 12, 1999
                                             --------------------

Accepted:

VIP CALLING, INC.


By:
   -------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Charles N. Corfield Trust u/a/d 12/19/91, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  114,416
                                                            ----------
                                  Signature: /s/ C.N. Corfield (ttee)
                                             -------------------------

                                  Address:   227 High St.
                                             -------------------------

                                             Palo Alto, CA 94301
                                             -------------------------

                                             -------------------------

                                  Fax No.:   (650) 329-9122
                                             -------------------------

                                  Date:      12 July 1999
                                             -------------------------

Accepted:

VIP CALLING, INC.


By:
   ---------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Richard Frawley, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:   9,153
                                                           ----------

                                  Signature: /s/ Richard Frawley
                                             ------------------------

                                  Address:   7 Mavis Ave.
                                             ------------------------

                                             Peakhurst
                                             ------------------------

                                             NSW, Australia 2210
                                             ------------------------

                                  Fax No.:   61-2-9-534-7002
                                             ------------------------

                                  Date:      6th July 1999
                                             ------------------------


Accepted:

VIP CALLING, INC.


By:
   --------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Elizabeth T. Pawel, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:   1,144
                                                           ----------

                                  Signature: /s/ Elizabeth T. Pawel
                                             -------------------------

                                  Address:   21 Kenneth Ct.
                                             -------------------------

                                             Summit, NJ 07901
                                             -------------------------

                                  (work)     230 Park Ave., 20th Floor
                                             -------------------------

                                             NY, NY 10169
                                             -------------------------

                                  Fax No.:   (W) 212-207-1519
                                             -------------------------

                                  Date:      June 29, 1999
                                             -------------------------


Accepted:

VIP CALLING, INC.


By:
   ----------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Daniel H. Case III, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:    1,144
                                                            ---------

                                  Signature: /s/ Daniel H. Case III
                                             ---------------------------

                                  Address:   c/o Hambrecht & Quist
                                             ---------------------------

                                             One Bush Street, 18Th Floor
                                             ---------------------------

                                             San Francisco, CA 94104
                                             ---------------------------

                                  Fax No.:   415-439-3263
                                             ---------------------------

                                  Date:      July 12, 1999
                                             ---------------------------

Accepted:

VIP CALLING, INC.


By:
   ------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Eric C. Zimits, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:   1,144
                                                           ----------

                                  Signature: /s/ Eric C. Zimits
                                             ------------------------

                                  Address:   1440 Lake St.
                                             ------------------------

                                             San Francisco, CA 94118
                                             ------------------------

                                             ------------------------

                                  Fax No.:   415 39-3445
                                             ------------------------

                                  Date:      6/29/99
                                             ------------------------

Accepted:

VIP CALLING, INC.


By:
   --------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Timothy W. Baughman, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:   1,414
                                                           ---------

                                  Signature: /s/ Timothy W. Baughman
                                             -----------------------

                                  Address:   35 Crest Road
                                             -----------------------

                                             Ross, CA 94957
                                             -----------------------

                                             -----------------------

                                  Fax No.:   415-439-3131
                                             -----------------------

                                  Date:      6/29/99
                                             -----------------------

Accepted:

VIP CALLING, INC.


By:
   ---------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Hambrecht & Quist Employee Venture Fund, L.P. II, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:    9,153
                                                            -----------
                                  HAMBRECHT & QUIST EMPLOYEE VENTURE
                                  FUND, L.P. II.

                                  By: H&Q VENTURE MANAGEMENT, L. L. C.
                                  Its: General Partner

                                  By:  /s/ Robert N. Savoie
                                     ------------------------------
                                  Its: Tax Director, Attorney-in-Fact


                                  Address:   One Bush St.
                                             ------------------------------

                                             SF, CA 94104
                                             ------------------------------

                                             ------------------------------

                                  Fax No.:   1 (415) 439-3807
                                             ------------------------------

                                  Date:      6/29/99
                                             ------------------------------

Accepted:

VIP CALLING, INC.


By:
   ----------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Hambrecht & Quist California, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:   9,153
                                                           ---------

                                              Hambrecht & Quist California

                                  Signature: /s/ Robert N. Savoie
                                             ------------------------------
                                             Tax Director, Attorney-in-Fact


                                  Address:   One Bush St.
                                             ------------------------------

                                             SF, CA 94104
                                             ------------------------------

                                             ------------------------------

                                  Fax No.:   1 (415) 439-3807
                                             ------------------------------

                                  Date:      6/29/99
                                             ------------------------------

Accepted:

VIP CALLING, INC.


By:
   ----------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, TCV III Strategic Partners, L.P., a Delaware Limited Partnership, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July ___, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:    85,498
                                                            ----------

                                  TCV III (GP),
                                  a Delaware General Partnership

                                  By: Technology Crossover Management III,
                                      L.L.C., Its General Partner

                                  By: /s/ R Bensky
                                      ---------------------------
                                      Robert C. Bensky
                                      Chief Financial Officer

                                  Address: Technology Crossover Ventures 56 Main Street, Suite 210
                                                  Millburn, NJ 07041
                                                  Attention:  Robert C. Bensky
                                                  Phone:  (973) 467-5320
                                                  Fax:    (973) 467-5323

                                  with a copy to: Technology Crossover Ventures
                                                  575 High Street, Suite 400
                                                  Palo Alto, CA 94301
                                                  Attention:  Richard H. Kimball
                                                  Phone:  (650) 614-8220
                                                  Fax:    (650) 614-8222

                                  Date:
                                        -------------------------

Accepted:

VIP CALLING, INC.


By:
   ---------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, TCV III (Q), L.P., a Delaware Limited Partnership, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12_, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:   1,888,010
                                                            ------------

                                  TCV III (GP),
                                  a Delaware General Partnership

                                  By: Technology Crossover Management III,
                                      L.L.C., Its General Partner

                                  By: /s/ R Bensky
                                      ---------------------------
                                      Robert C. Bensky
                                      Chief Financial Officer

                                  Address: Technology Crossover Ventures 56 Main Street, Suite 210
                                                  Millburn, NJ 07041
                                                  Attention:  Robert C. Bensky
                                                  Phone:  (973) 467-5320
                                                  Fax:    (973) 467-5323

                                  with a copy to: Technology Crossover Ventures
                                                  575 High Street, Suite 400
                                                  Palo Alto, CA 94301
                                                  Attention:  Richard H. Kimball
                                                  Phone:  (650) 614-8220
                                                  Fax:    (650) 614-8222

                                  Date:
                                        -------------------------

Accepted:

VIP CALLING, INC.


By:
   ---------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, TCV III, L.P., a Delaware Limited Partnership, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12_, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  71,034
                                                           ---------

                                  TCV III (GP),
                                  a Delaware General Partnership

                                  By: Technology Crossover Management III,
                                      L.L.C., Its General Partner

                                  By: /s/ R Bensky
                                      ---------------------------
                                      Robert C. Bensky
                                      Chief Financial Officer

                                  Address: Technology Crossover Ventures 56 Main Street, Suite 210
                                                  Millburn, NJ 07041
                                                  Attention:  Robert C. Bensky
                                                  Phone:  (973) 467-5320
                                                  Fax:    (973) 467-5323

                                  with a copy to: Technology Crossover Ventures
                                                  575 High Street, Suite 400
                                                  Palo Alto, CA 94301
                                                  Attention:  Richard H. Kimball
                                                  Phone:  (650) 614-8220
                                                  Fax:    (650) 614-8222

                                  Date:
                                        -------------------------

Accepted:

VIP CALLING, INC.


By:
   ---------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, TCV III (GP), a Delaware General Partnership, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12_, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  14,955
                                                           ---------
                                  TCV III (GP),
                                  a Delaware General Partnership

                                  By: Technology Crossover Management III,
                                      L.L.C., Its General Partner

                                  By: /s/ R Bensky
                                      ---------------------------
                                      Robert C. Bensky
                                      Chief Financial Officer

                                  Address: Technology Crossover Ventures 56 Main Street, Suite 210
                                                  Millburn, NJ 07041
                                                  Attention:  Robert C. Bensky
                                                  Phone:  (973) 467-5320
                                                  Fax:    (973) 467-5323

                                  with a copy to: Technology Crossover Ventures
                                                  575 High Street, Suite 400
                                                  Palo Alto, CA 94301
                                                  Attention:  Richard H. Kimball
                                                  Phone:  (650) 614-8220
                                                  Fax:    (650) 614-8222

                                  Date:
                                        -------------------------

Accepted:

VIP CALLING, INC.


By:
   ---------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Dirigo Partners, LLC, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:   114,416
                                                           ------------

                                  Signature: /s/ David Roux
                                             --------------------------

                                  Address:   3307 Olive Hill Ln
                                             --------------------------

                                             Woodside, CA 94062
                                             --------------------------

                                             --------------------------

                                  Fax No.:   650-561-9125
                                             --------------------------

                                  Date:
                                             --------------------------


Accepted:

VIP CALLING, INC.


By:
   ----------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Timothy M. Riley, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:    10,000
                                                            -----------

                                  Signature: /s/ Tim M. Riley
                                             --------------------------

                                  Address:   300 East 59th Street
                                             --------------------------

                                             Apt. #1607
                                             --------------------------

                                             N.Y., N.Y. 10022
                                             --------------------------

                                  Fax No.:   212-454-0337
                                             --------------------------

                                  Date:      7-6-99
                                             --------------------------


Accepted:

VIP CALLING, INC.


By:
   ----------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, David Horowitz, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:    13,723
                                                            -----------

                                  Signature: /s/ David Horowitz
                                             --------------------------

                                  Address:   11 Woodsorrel
                                             --------------------------

                                             East Northport
                                             --------------------------

                                             New York, NY 11731
                                             --------------------------

                                  Fax No.:   212-454-0337
                                             --------------------------

                                  Date:      July 5, 1999
                                             --------------------------


Accepted:

VIP CALLING, INC.


By:
   ----------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Bayview Investors, Ltd. , in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:    22,883
                                                            ----------

                                  Signature: /s/ Dana Welch
                                             ------------------------------

                                  Address:   555 California St., Suite 2600
                                             ------------------------------

                                             San Francisco, CA 94104
                                             ------------------------------

                                  ATTN:      Jennifer Sherrill
                                             ------------------------------

                                  Fax No.:   415-676-2990
                                             ------------------------------

                                  Date:      6/29/99
                                             ------------------------------


Accepted:

VIP CALLING, INC.


By:
   ---------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Charles River Partnership VIII, a limited partnership, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased: 674,071
                                                           ---------------

                                  CHARLES RIVER PARTNERSHIP VIII,
                                  a limited partnership

                                  By: Charles River VIII GP Limited Partnership,
                                      General Partner

                                      By: /s/ Izhar Armony
                                          -------------------------------------
                                      Name:
                                      Title:

                                  Address: Charles River Ventures
                                           1000 Winter Street, Suite 3300
                                           Waltham, MA 02451
                                           Fax: 781-487-7065

                                  Date: July 1, 1999

Accepted:

VIP CALLING, INC.


By:
   ----------------------------

                                                                 Exhibit A to
                                                      Stock Purchase Agreement

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Charles River Partnership VIII-A LLC, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                       No. of Shares Purchased: 12,429
                                                                -------------

                                       CHARLES RIVER VIII-A LLC
                                       a limited partnership

                                       By       Charles River VII, Inc.,
                                                Manager

                                                By: /s/ Izhar Armony
                                                    ---------------------
                                                Name:
                                                Title:

                                       Address: Charles River Ventures
                                                1000 Winter Street, Suite 3300
                                                Waltham, MA 02451
                                                Fax: 781-487-7065

                                           Date:  July 1, 1999

Accepted:

VIP CALLING, INC.


By:__________________________________

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, David L. Engel, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:   10,297
                                                             ---------

                                  Signature: /s/ David L. Engel
                                             --------------------------

                                  Address:   c/o Bingham Dana Llp
                                             --------------------------

                                             150 Federal St.
                                             --------------------------

                                             Boston, MA 02110
                                             --------------------------

                                             --------------------------

                                  Fax No.:   617-951-8736
                                             --------------------------

                                  Date:      6/29/99
                                             --------------------------


Accepted:

VIP CALLING, INC.


By:
   ---------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Menlo Ventures VII, L.P., in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July ___, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased: 27,671
                                                           ---------------

                                  MENLO VENTURES VII, L.P.

                                  By  MV Management VII, L.L.C.,
                                      its General Partner

                                  By: /s/ Mark Siegel
                                      -------------------------------------
                                      Name:  Mark Siegel
                                      Title: Managing Member

                                  Address: 3000 Sand Hill Road
                                           Building 4, Suite 100
                                           Menlo Park, CA 94025

                                  Fax: 650-854-7059

                                  Date: July ___, 1999

Accepted:

VIP CALLING, INC.


By:
   -------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Menlo Entrepreneurs Fund VII, L.P., in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July ___, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                       No. of Shares Purchased: 658,829
                                                                -------

                                       MENLO ENTREPRENEURS FUND VII, L.P.

                                       By       MV Management VII, L.L.C.,
                                                its General Partner

                                                By:    /s/ Mark Siegel
                                                       ----------------------
                                                Name:  Mark Siegel
                                                Title: Managing Member

                                       Address: 3000 Sand Hill Road
                                                Building 4, Suite 100
                                                Menlo Park, CA 94025

                                                Fax: 650-854-7059

                                           Date:  July ___, 1999

Accepted:

VIP CALLING, INC.


By:____________________________

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Geoff Rehnert, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased: 6,466
                                                           --------------

                                  Signature: /s/ Geoff Rehnert
                                             ----------------------------

                                  Address:   18 Meadowbrook Rd.
                                             ----------------------------

                                             Weston, MA 02493
                                             ----------------------------

                                             ----------------------------

                                  Fax No.:   781-647-0131
                                             ----------------------------

                                  Date:      6/30/99
                                             ----------------------------


Accepted:

VIP CALLING, INC.


By:
   ------------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Joshua Bekenstein, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  12,124
                                                            ------------

                                  Signature: /s/ Joshua Bekenstein
                                             --------------------------

                                  Address:   c/o Bain Capital, Inc.
                                             --------------------------

                                             Two Copley Place
                                             --------------------------

                                             Boston, MA 02116
                                             --------------------------

                                  Fax No.:   617-572-3274
                                             --------------------------

                                  Date:      July 12, 1999
                                             --------------------------


Accepted:

VIP CALLING, INC.


By:
   ----------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Adam Kirsch, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased: 7,889
                                                           ------------

                                  Signature: /s/ Adam Kirsch
                                             --------------------------

                                  Address:   c/o Bain Capital, Inc.
                                             --------------------------

                                             Two Copley Place
                                             --------------------------

                                             Boston, MA 02116
                                             --------------------------

                                  Fax No.:   617-572-3274
                                             --------------------------

                                  Date:      6/29/99
                                             --------------------------


Accepted:

VIP CALLING, INC.


By:
   --------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Stephen G. Pagliuca, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased: 6,466
                                                           -------------

                                  Signature: /s/ Stephen Pagliuca
                                             ---------------------------

                                  Address:   Bain Capital Inc.
                                             ---------------------------

                                             2 Copley Place
                                             ---------------------------

                                             Boston, MA 02116
                                             ---------------------------

                                  Fax No.:   617-572-3274
                                             ---------------------------

                                  Date:      6/29/99
                                             ---------------------------


Accepted:

VIP CALLING, INC.


By:
   --------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Porky Partners II, LLP , in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:    51,487
                                                           ------------

                                                 Porky Partners II, LLC

                                  Signature:     By: /s/ Tom J. Wippman
                                                     ------------------
                                                     Authorized Agent

                                  Address:       650 DUNDEE RD. #370
                                                 ----------------------

                                                 Northbrook, IL 60062
                                                 ----------------------

                                                 ----------------------

                                  Fax No.:       (847) 480-1251
                                                 ----------------------

                                  Date:          7-16-99
                                                 ----------------------


Accepted:

VIP CALLING, INC.


By:
   -----------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Elka, Ltd., in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:    23,000
                                                           ------------

                                  Signature: /s/ Itamar Hatsor
                                             -------------------------------
                                             Power of Attorney for Elka Ltd.

                                  Address:   12 Romema St
                                             -------------------------------

                                             Tel-aviv Israel
                                             -------------------------------

                                             -------------------------------

                                  Fax No.:   972-3-6492030
                                             -------------------------------

                                  Date:      July 16, 1999
                                             -------------------------------


Accepted:

VIP CALLING, INC.


By:
   ---------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, James A. Bell, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  4,805
                                                          ----------

                                  Signature: /s/ James A. Bell
                                             -------------------------

                                  Address:   4241 Daniel Drive
                                             -------------------------

                                             Eagan, MN 55123
                                             -------------------------

                                             -------------------------

                                  Fax No.:   (612) 342-1037
                                             -------------------------

                                  Date:      7/16/99
                                             -------------------------

Accepted:

VIP CALLING, INC.


By:
   ---------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Leiman-Schlossel Ltd. , in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased: 11,442
                                                           -------------

                                  Signature: /s/ Baruch Leiman
                                             ---------------------------

                                  Address:   Leiman-Schlossel Ltd.
                                             ---------------------------

                                             1-Hadrazan Str
                                             ---------------------------

                                             7-200R 5800 1
                                             ---------------------------

                                  Fax No.:   972-3-5567658
                                             ---------------------------

                                  Date:      July 15, 1999
                                             ---------------------------


Accepted:

VIP CALLING, INC.


By:
   -----------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Charles S. Houser, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:    37,500
                                                            ----------

                                  Signature: /s/ Charles S. Houser
                                             --------------------------

                                  Address:   101 River Rte.
                                             --------------------------

                                             11866 Magnolia Street
                                             --------------------------

                                             Magnolia Springs, AL 36555
                                             --------------------------

                                  Fax No.:   334-965-3174
                                             --------------------------

                                  Date:      7/15/99
                                             --------------------------

Accepted:

VIP CALLING, INC.


By:
   ------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Edward Jackson, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:   4,348
                                                           ----------

                                  Signature: /s/ Ed Jackson
                                             -------------------------

                                  Address:  4604 Drexel Ave.
                                            -------------------------

                                            Mpls, MN 55424
                                            -------------------------

                                            -------------------------

                                  Fax No.:  612-342-6360
                                            -------------------------

                                  Date:     7/15/99
                                            -------------------------


Accepted:

VIP CALLING, INC.


By:
   ----------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Melvin C. VandenBrug Trust, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:   121,234
                                                           -----------

                                  Signature: /s/ M.C. Vandenbrug
                                             -------------------------

                                  Address:   1291 Porters Lane
                                             -------------------------

                                             Bloomfield Twp, MI 48302
                                             -------------------------

                                             -------------------------

                                  Fax No.:   248-543-1575
                                             -------------------------

                                  Date:      7-14-99
                                             -------------------------


Accepted:

VIP CALLING, INC.


By:
   ---------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, John Sternfield, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:   13,730
                                                           ----------

                                  Signature: /s/ John Sternfield
                                             ------------------------

                                  Address:   2765 Ross Road
                                             ------------------------

                                             Palo Alto, CA 94303
                                             ------------------------

                                             ------------------------

                                  Fax No.:   650-233-2270
                                             ------------------------

                                  Date:      July 13, 1999
                                             ------------------------


Accepted:

VIP CALLING, INC.


By:
   ------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Johan V. Brigham, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:   2,288
                                                           ---------

                                  Signature: /s/ Johan V. Brigham
                                             ---------------------------

                                  Address:   14 Church Street
                                             ---------------------------

                                             Newton, MA 02458
                                             ---------------------------

                                             ---------------------------

                                  Fax No.:   (617) 244-7383
                                             ---------------------------

                                  Date:      July 16, 1999
                                             ---------------------------


Accepted:

VIP CALLING, INC.


By:
   ---------------------------

                                                                    Exhibit A to
                                                        Stock Purchase Agreement


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     The undersigned, Ofer Gneezy, in order to purchase shares of Series C Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series C Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of July 12, 1999 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts:

                                  No. of Shares Purchased:   4,577
                                                           ---------

                                  Signature: /s/ Ofer Gneezy
                                             ---------------------------

                                  Address:
                                             ---------------------------

                                             ---------------------------

                                             ---------------------------

                                  Fax No.:
                                             ---------------------------

                                  Date:      July 16, 1999
                                             ---------------------------


Accepted:

VIP CALLING, INC.


By:  Ofer Gneezy
   ---------------------------